UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

505 Fifth Avenue
New York, New York 10017
(Address of registrant's principal executive office)

Registrant's telephone number, including area code (212) 771-0505

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     In June 2008, management contractually agreed to sell the Company’s home lending business, including the home mortgage and manufactured housing portfolios and the related servicing operations. The sale of assets and the assignment of liabilities were completed in early July with the receipt of $1.7 billion of the total $1.8 billion in cash consideration. The final amounts are expected to be received upon transfer of servicing, projected to occur by February 2009. In conjunction with the sales, transition services will be provided to the purchaser on a revenue neutral basis (at our approximate cost). CIT is not required to repurchase any of the home lending or manufactured housing receivables contemplated in these sales. Expected costs related to the sale have been estimated by management based on currently available information and included in the loss on disposal.

     Exhibit 99.1 sets forth unaudited pro forma financial statements reflecting the sale of the house lending business. Additional details regarding the sale are contained in the Current Report on Form 8-K filed July 1, 2008 and the Quarterly Report on Form 10-Q filed August 11, 2008.

Item 8.01 Other Events

Discontinued Operations

     As required by Statement of Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (SFAS 144), the results for the Company’s home lending business were reported as a discontinued operation for all periods presented in the June 2008 unaudited Statements of Income and Cash Flows that were included in the Company’s June 2008 Form 10-Q. The assets and liabilities of the business were presented in the Consolidated Balance Sheets included in the June 2008 Form 10-Q as Assets of discontinued operation and Liabilities of discontinued operation as of June 30, 2008 and December 31, 2007.

     The exhibits to this Form 8-K update financial statements and related analysis and supplemental information previously reported in the Company’s December 2007 Form 10-K to present the Company’s home lending business as a discontinued operation for all periods presented.

Item 9.01 Financial Statements and Exhibits.

     (b) Pro Forma Financial Information

     The Company’s Unaudited Pro Forma Financial Information is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The December 2007 Statement of Income amounts include in the “Amounts Transferred to Discontinued Operations” column within the Company’s Unaudited Pro Forma Financial Information. The June 2008 Balance Sheet and Statement of Income shows only “As Reported” as the Company has previously filed on Form 8-K filed July 17, 2008 and on Form 10-Q filed August 11, 2008 financial statements reflecting the sale and presented the former home lending businesses as a discontinued operation.

     (d) Exhibits

99.1	Unaudited Pro Forma Consolidated Statements of Income for the six months ended June 30, 2008 and the years ended December 31, 2007, 2006 and 2005 and the Unaudited Pro Forma Balance Sheet as of June 30, 2008.

99.2	Business Overview and Selected Financial Information for CIT Group Inc., reflecting the home lending business as a discontinued operation.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk for CIT Group Inc., reflecting the home lending business as a discontinued operation.

99.4

Historical audited financial statements for CIT Group Inc., reflecting the home lending business as a discontinued operation, including the Report of Independent Public Accounting Firm dated November 5, 2008.

99.5	Consent of PricewaterhouseCoopers LLP.

Forward-Looking Statement

     This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC. (Registrant)

By:	/s/ William J. Taylor

William J. Taylor
Executive Vice President,
Controller and Principal Accounting Officer

Dated: November 5, 2008